                                                                    EXHIBIT 7.11

                            AGREEMENT OF JOINT FILING

         Cooper River Properties, L.L.C., Insignia Properties, L.P., Insignia Properties Trust, Madison River Properties, L.L.C., AIMCO Properties, L.P., AIMCO-GP, Inc. and Apartment Investment and Management Company agree that the amendment to the Statement on Schedule 13D to which this Agreement is attached as an exhibit, and all future amendments to this Statement, shall be filed on behalf of each of them. This Agreement is intended to satisfy Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: January 22, 1999


                                               COOPER RIVER PROPERTIES, L.L.C.

                                               By:   AIMCO Properties, L.P.,
                                                     its managing member

                                               By:   AIMCO-GP, Inc.,
                                                     its General Partner


                                               By:   /s/ PATRICK J. FOYE
                                                     --------------------------
                                                     Patrick J. Foye
                                                     Executive Vice President


                                               INSIGNIA PROPERTIES, L.P.

                                               By:   Insignia Properties Trust,
                                                     its General Partner


                                               By:   /s/ PATRICK J. FOYE
                                                     --------------------------
                                                     Patrick J. Foye
                                                     Executive Vice President


                                               INSIGNIA PROPERTIES TRUST


                                               By:   /s/ PATRICK J. FOYE
                                                     --------------------------
                                                     Patrick J. Foye
                                                     Executive Vice President

                                               MADISON RIVER PROPERTIES, L.L.C.

                                               By:   AIMCO Properties, L.P.,
                                                     its managing member

                                               By:   AIMCO-GP, Inc.,
                                                     its General Partner


                                               By:   /s/ PATRICK J. FOYE
                                                     --------------------------
                                                     Patrick J. Foye
                                                     Executive Vice President


                                               AIMCO PROPERTIES, L.P.

                                               By:   AIMCO-GP, Inc.,
                                                     its General Partner


                                               By:   /s/ PATRICK J. FOYE
                                                     --------------------------
                                                     Patrick J. Foye
                                                     Executive Vice President


                                               AIMCO-GP, INC.


                                               By:   /s/ PATRICK J. FOYE
                                                     --------------------------
                                                     Patrick J. Foye
                                                     Executive Vice President


                                               APARTMENT INVESTMENT AND
                                               MANAGEMENT COMPANY


                                               By:   /s/ PATRICK J. FOYE
                                                     --------------------------
                                                     Patrick J. Foye
                                                     Executive Vice President